UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2010
BRIGHTPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-12845	35-1778566

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7635 Interactive Way, Suite 200, Indianapolis, Indiana	46278

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (317) 707-2355

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.
From March 23 through March 26, 2010, certain senior executives of Brightpoint, Inc. (the “Company”) will conduct one-on-one sessions with financial analysts and investors at the International CTIA Wireless Show to be held in Las Vegas, Nevada. Copies of the presentation slides for the CTIA one-on-one meetings will be available the evening of March 23, 2010 on the Company’s website, www.brightpoint.com, at the Investor Relations section.
A copy of the presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company disclaims any intention or obligation to update or revise this information.
The investor presentation slides include financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”).
A reconciliation of the Non-GAAP Financial Measures included in the slides to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, appears as Exhibit 99.2 to this Current Report on Form 8-K.
The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the investor presentation slides, among other places, to its comparable financial measures on a GAAP basis. The Company believes that the Non-GAAP Financial Measures provide investors the ability to better evaluate financial performance.
The information furnished pursuant to Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.
The furnishing of the information under Item 7.01 in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company (i) that the furnishing of the information in this Item 7.01 is required by Regulation FD, (ii) that the information under Item 7.01 in this Current Report on Form 8-K is material or complete, or (iii) that investors should consider this information before making an investment decision with respect to any securitiy of the Company.
This Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the federal securities laws. It should be read in conjunction with the ‘Safe Harbor Statement’ contained in the presentation material and the risk factors included in the Registrant’s periodic reports filed with the Securities and Exchange Commission, that discuss important factors that could cause the Registrant’s results to differ materially from those anticipated in such forward-looking statements.
Use of our Website to Distribute Material Company Information
Our company website address is www.brightpoint.com, which we use as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding our company is routinely posted on and accessible on the “Investor Relations” subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page.
ITEM 9.01. Financial Statements and Exhibits.
Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Brightpoint, Inc. Presentation at the International CTIA Wireless Show

99.2	Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHTPOINT, INC. (Registrant)
By:	/s/ Steven E. Fivel
Steven E. Fivel
Executive Vice President and General Counsel

Date: March 22, 2010